Exhibit 99.1
P.F. Chang’s China Bistro, Inc.

P.F. CHANG’S EARNS $0.36 PER SHARE
SCOTTSDALE, ARIZONA, July 25, 2007 – P.F. Chang’s China Bistro, Inc. (NASDAQ: PFCB) today reported earnings of $9.3 million for the second quarter ended July 1, 2007 compared to $8.1 million for the second quarter of the prior year. Earnings per diluted share for the second quarter were $0.36 as compared to $0.30 for the second quarter of the prior year.

(000 except per share data)	2Q07	2Q06
Revenues	$267,409	$225,981
Net Income	$9,277	$8,089
Diluted Earnings Per Share	$0.36	$0.30
Shares used in diluted EPS calculation	26,129	27,258
Bistro Results
Revenues for the Company’s Bistro concept increased 13.3% to $208.2 million for the second quarter of 2007 compared to $183.7 million in the second quarter of 2006. Bistro revenues were $1.8 million below the Company’s forecast primarily due to reduced guest traffic. Comparable store sales for the Bistro declined 1.3% compared to a forecasted decline of 0.1%.
Pei Wei Results
Revenues for the Company’s Pei Wei concept increased 38.7% to $58.6 million for the second quarter of 2007 compared to $42.3 million in the second quarter of 2006. Pei Wei revenues were $2.0 million below the Company’s forecast due to lower than expected sales at stores opened during 2007. Comparable store sales increased 1.0% compared to a forecasted increase of 1.7%.
2007 Expectations
The Company has revised its full year forecast earnings per share from $1.38 to $1.34 due primarily to expectations of lower revenues driven by changes to anticipated comparable store sales growth at both concepts and lower than expected sales at 2007 new Pei Wei store openings.
Bistro Expectations
The Company plans to open 19 new Bistro restaurants during 2007, five of which were open by the end of the second quarter. Fiscal year 2007 revenues are expected to increase 12.0% over prior year to $847.2 million compared to the Company’s previous forecast of $850.4 million. Comparable store sales growth expectations have been modified to reflect reductions in anticipated guest traffic based on recent trends as follows:

	Previous	Revised
	Forecast	Forecast
Third Quarter	(0.2%)	(1.3%)
Fourth Quarter	(1.9%)	(1.9%)
Full Year	(1.2%)	(1.6%)

Pei Wei Expectations
The Company plans to open 37 new Pei Wei restaurants during 2007, 19 of which were open by the end of the second quarter. Fiscal year 2007 revenues are expected to increase 37.4% over prior year to $247.6 million compared to the Company’s previous forecast of $253.9 million. The Company has lowered the full-year forecast of comparable store sales growth from 1.4% to 0.8%.
Authorization of Share Repurchase Program
On July 19, 2007, the Company’s Board of Directors authorized a program to repurchase up to $50.0 million of the Company’s outstanding shares of common stock from time to time in the open market or in private during the two-year period ending July 19, 2009, at prevailing market prices. The Company initially intends to use cash on hand and available credit lines to repurchase shares under the program.
The Company is hosting a conference call today at 1:00 pm ET in which management will provide further details on the second quarter results as well as expectations for the remainder of fiscal 2007. A webcast of the call can be accessed through the company’s website at http://www.pfcb.com.
P.F. Chang’s China Bistro, Inc. owns and operates three restaurant concepts in the Asian niche. P.F. Chang’s China Bistro features a blend of high-quality, traditional Chinese cuisine and American hospitality in a sophisticated, contemporary bistro setting. Pei Wei Asian Diner offers a modest menu of freshly prepared Asian cuisine in a relaxed, warm environment offering attentive counter service and take-out flexibility. Taneko Japanese Tavern opened on October 2, 2006 and features natural, organic and seasonal ingredients highlighting the diverse cooking styles of Japan.
Note with respect to non-GAAP financial measures contained within Supplemental Financial Information
In addition to using GAAP results in evaluating the Company’s business, management measures restaurant operating income to assess the performance of its existing restaurant concepts. Restaurant operating income includes all ongoing costs related to operating the Company’s restaurants but excludes preopening expenses and partner investment expense. Because these costs are solely related to expansion of the Company’s business, they make an accurate assessment of the health of its ongoing operations more difficult and are therefore excluded. As the Company’s expansion is funded entirely from its ongoing restaurant operations, restaurant operating income is a primary consideration when determining whether and when to open additional restaurants. The non-GAAP financial information presented herein should be considered in addition to, not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. Please see the non-GAAP to GAAP reconciliation at the bottom of pages five through nine of this press release for a reconciliation of restaurant operating income to the most directly comparable GAAP measure, income from operations.
Note with respect to forward looking statements
The statements contained in this press release that are not purely historical, including the Company’s estimates of its revenues, earnings and comparable store sales, are forward-looking statements. The accuracy of these forward-looking statements may be affected by certain risks and uncertainties, including, but not limited to, the Company’s ability to locate acceptable restaurant sites; open new restaurants and operate its restaurants profitably; the Company’s ability to hire, train and retain skilled management and other personnel; the Company’s ability to access sufficient financing on acceptable terms; changes in consumer tastes and trends; customer acceptance of new concepts; national, regional and local economic and weather conditions; changes in costs related to food, utilities and labor, changes in immigration laws; and other risks described in the Company’s recent SEC filings.

Contact:	P.F. Chang’s China Bistro, Inc. (480) 888-3000
Media:	Laura Cherry	laura.cherry@pfcb.com
Investor:	Mark Mumford	mark.mumford@pfcb.com

P.F. Chang’s China Bistro, Inc.
Consolidated Statements of Operations
(In thousands, except per share amounts)
(Unaudited)

	13 Weeks Ended
	July 1,	July 2,
	2007	2006

Revenues	$267,409	$225,981
Cost of sales	73,011	61,285
Labor	90,665	75,380
Operating	42,436	36,210
Occupancy	15,615	12,725
General & administrative	15,806	14,037
Depreciation & amortization	13,606	10,565
Preopening expenses	3,296	2,817
Partner investment expense	(468)	925

Total costs and expenses	253,967	213,944

Income from operations	13,442	12,037
Interest and other income, net	179	568
Minority interest	(1,121)	(2,033)

Income before provision for income taxes	12,500	10,572
Provision for income taxes	(3,223)	(2,483)

Net income	$9,277	$8,089

Basic net income per share	$0.36	$0.30
Diluted net income per share	$0.36	$0.30
Shares used in calculation of basic EPS	25,708	26,546
Shares used in calculation of diluted EPS	26,129	27,258

	Percentage of Revenues
	July 1,	July 2,
	2007	2006

Revenues	100.0%	100.0%
Cost of sales	27.3%	27.1%
Labor	33.9%	33.4%
Operating	15.9%	16.0%
Occupancy	5.8%	5.6%
General & administrative	5.9%	6.2%
Depreciation & amortization	5.1%	4.7%
Preopening expenses	1.2%	1.2%
Partner investment expense	-0.2%	0.4%

Total costs and expenses	95.0%	94.7%

Income from operations	5.0%	5.3%
Interest and other income, net	0.1%	0.3%
Minority interest	-0.4%	-0.9%

Income before provision for income taxes	4.7%	4.7%
Provision for income taxes	-1.2%	-1.1%

Net income	3.5%	3.6%

Certain percentage amounts do not sum to total due to rounding.

P.F. Chang’s China Bistro, Inc.
Consolidated Statements of Operations
(In thousands, except per share amounts)
(Unaudited)

	26 Weeks Ended
	July 1,	July 2,
	2007	2006

Revenues	$531,815	$454,594
Cost of sales	145,926	124,725
Labor	179,899	152,317
Operating	83,630	71,051
Occupancy	30,523	25,218
General & administrative	32,528	27,289
Depreciation & amortization	26,285	20,920
Preopening expenses	5,836	4,511
Partner investment expense	(1,869)	1,125

Total costs and expenses	502,758	427,156

Income from operations	29,057	27,438
Interest and other income, net	522	1,060
Minority interest	(2,768)	(4,055)

Income before provision for income taxes	26,811	24,443
Provision for income taxes	(7,069)	(6,541)

Net income	$19,742	$17,902

Basic net income per share	$0.77	$0.68
Diluted net income per share	$0.76	$0.66
Shares used in calculation of basic EPS	25,598	26,516
Shares used in calculation of diluted EPS	26,088	27,249

	Percentage of Revenues
	July 1,	July 2,
	2007	2006

Revenues	100.0%	100.0%
Cost of sales	27.4%	27.4%
Labor	33.8%	33.5%
Operating	15.7%	15.6%
Occupancy	5.7%	5.5%
General & administrative	6.1%	6.0%
Depreciation & amortization	4.9%	4.6%
Preopening expenses	1.1%	1.0%
Partner investment expense	-0.4%	0.2%

Total costs and expenses	94.5%	94.0%

Income from operations	5.5%	6.0%
Interest and other income, net	0.1%	0.2%
Minority interest	-0.5%	-0.9%

Income before provision for income taxes	5.0%	5.4%
Provision for income taxes	-1.3%	-1.4%

Net income	3.7%	3.9%

Certain percentage amounts do not sum to total due to rounding.

P.F. Chang’s China Bistro, Inc.
Supplemental Financial Information - Forecast

											Forecast
		53 weeks
	2003	2004	2005	1Q06	2Q06	3Q06	4Q06	2006	1Q07A	2Q07A	3Q07	4Q07	2007

Units	130	168	208	214	225	239	260	260	270	284	301	316	316
Sales weeks	5,749	7,931	9,497	2,751	2,840	3,003	3,267	11,861	3,438	3,601	3,793	4,084	14,916
AWS	93,915	89,136	85,201	83,102	79,571	76,931	77,131	79,049	76,907	74,260	71,964	71,629	73,566

Revenues	539,917	706,941	809,153	228,613	225,981	231,024	251,988	937,606	264,406	267,409	272,959	292,531	1,097,305
per FDS	$20.57	$26.60	$29.97	$8.39	$8.29	$8.70	$9.73	$35.07	$10.15	$10.23	$10.42	$11.12	$41.93

Operating costs
Cost of sales	152,788	200,736	224,634	63,440	61,285	62,954	68,903	256,582	72,915	73,011	74,590	80,407	300,923
Labor	175,256	231,930	266,243	76,937	75,380	76,209	81,587	310,113	89,234	90,665	92,048	99,036	370,983
Operating	73,403	99,231	122,247	34,841	36,210	36,382	38,976	146,409	41,194	42,436	44,242	45,580	173,452
Occupancy	28,914	37,693	42,793	12,493	12,725	13,371	13,868	52,457	14,908	15,615	15,843	16,691	63,057
Minority interest	7,887	10,078	8,227	2,022	2,033	1,948	2,113	8,116	1,647	1,121	978	1,068	4,814
General and administrative	30,166	36,369	41,117	13,252	14,037	14,641	14,981	56,911	16,722	15,806	17,309	18,417	68,254
Depreciation & amortization	21,817	29,155	36,950	10,355	10,565	11,584	12,359	44,863	12,679	13,606	14,116	15,468	55,869
Restaurant operating income	49,686	61,749	66,942	15,273	13,746	13,935	19,201	62,155	15,107	15,149	13,833	15,864	59,953

Development costs
Preopening expenses	8,745	7,980	9,245	1,694	2,817	3,792	4,410	12,713	2,540	3,296	4,542	3,481	13,859
Partner investment expense	4,196	17,671	4,800	200	925	1,487	1,759	4,371	(1,401)	(468)	605	385	(879)

Other expenses
Interest income, net and other income	(466)	(612)	(1,841)	(492)	(568)	(344)	89	(1,315)	(343)	(179)	(250)	(250)	(1,022)
Provision for income taxes	12,424	10,656	16,942	4,058	2,483	2,414	4,178	13,133	3,846	3,223	2,458	3,369	12,896
Net income	24,787	26,054	37,796	9,813	8,089	6,586	8,765	33,253	10,465	9,277	6,478	8,879	35,099

per FDS	$0.94	$0.98	$1.40	$0.36	$0.30	$0.25	$0.34	$1.24	$0.40	$0.36	$0.25	$0.34	$1.34

Fully diluted shares (FDS)	26,250	26,575	27,000	27,239	27,258	26,558	25,893	26,737	26,046	26,129	26,200	26,300	26,169

Revenues	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Cost of sales	28.3%	28.4%	27.8%	27.7%	27.1%	27.2%	27.3%	27.4%	27.6%	27.3%	27.3%	27.5%	27.4%
Labor	32.5%	32.8%	32.9%	33.7%	33.4%	33.0%	32.4%	33.1%	33.7%	33.9%	33.7%	33.9%	33.8%
Operating	13.6%	14.0%	15.1%	15.2%	16.0%	15.7%	15.5%	15.6%	15.6%	15.9%	16.2%	15.6%	15.8%
Occupancy	5.4%	5.3%	5.3%	5.5%	5.6%	5.8%	5.5%	5.6%	5.6%	5.8%	5.8%	5.7%	5.7%
Minority interest	1.5%	1.4%	1.0%	0.9%	0.9%	0.8%	0.8%	0.9%	0.6%	0.4%	0.4%	0.4%	0.4%
General and administrative	5.6%	5.1%	5.1%	5.8%	6.2%	6.3%	5.9%	6.1%	6.3%	5.9%	6.3%	6.3%	6.2%
Depreciation & amortization	4.0%	4.1%	4.6%	4.5%	4.7%	5.0%	4.9%	4.8%	4.8%	5.1%	5.2%	5.3%	5.1%

Restaurant operating income	9.2%	8.7%	8.3%	6.7%	6.1%	6.0%	7.6%	6.6%	5.7%	5.7%	5.1%	5.4%	5.5%

Preopening expenses	1.6%	1.1%	1.1%	0.7%	1.2%	1.6%	1.8%	1.4%	1.0%	1.2%	1.7%	1.2%	1.3%
Partner investment expense	0.8%	2.5%	0.6%	0.1%	0.4%	0.6%	0.7%	0.5%	-0.5%	-0.2%	0.2%	0.1%	-0.1%
Interest income, net and other income	-0.1%	-0.1%	-0.2%	-0.2%	-0.3%	-0.1%	0.0%	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%
Provision for income taxes	2.3%	1.5%	2.1%	1.8%	1.1%	1.0%	1.7%	1.4%	1.5%	1.2%	0.9%	1.2%	1.2%

Net income	4.6%	3.7%	4.7%	4.3%	3.6%	2.9%	3.5%	3.5%	4.0%	3.5%	2.4%	3.0%	3.2%

Reconciliation of Non-GAAP Financial Information to GAAP measures:
Restaurant operating income	49,686	61,749	66,942	15,273	13,746	13,935	19,201	62,155	15,107	15,149	13,833	15,864	59,953
Add: Minority interest	7,887	10,078	8,227	2,022	2,033	1,948	2,113	8,116	1,647	1,121	978	1,068	4,814
Less: Preopening expenses	(8,745)	(7,980)	(9,245)	(1,694)	(2,817)	(3,792)	(4,410)	(12,713)	(2,540)	(3,296)	(4,542)	(3,481)	(13,859)
Less: Partner investment expense	(4,196)	(17,671)	(4,800)	(200)	(925)	(1,487)	(1,759)	(4,371)	1,401	468	(605)	(385)	879

Income from operations	44,632	46,176	61,124	15,401	12,037	10,604	15,145	53,187	15,615	13,442	9,664	13,066	51,787

Shared Services
Supplemental Financial Information - Forecast

									Forecast
	2005	1Q06	2Q06	3Q06	4Q06	2006	1Q07A	2Q07A	3Q07	4Q07	2007

Units
Sales weeks
AWS
Comp sales change
Revenues
per FDS

Operating costs
Cost of sales
Labor
Operating
Occupancy
Minority interest
General and administrative	18,698	5,619	6,016	7,330	7,174	26,139	7,537	6,899	8,059	8,859	31,354
Depreciation & amortization	880	280	281	299	277	1,137	272	282	320	485	1,359
Restaurant operating income	(19,578)	(5,899)	(6,297)	(7,629)	(7,451)	(27,276)	(7,809)	(7,181)	(8,379)	(9,344)	(32,713)

Development costs
Preopening expenses
Partner investment expense

Other expenses
Interest income, net and other income	(1,575)	(489)	(535)	(391)	(170)	(1,585)	(298)	(137)	(250)	(250)	(935)
Provision for income taxes	(5,572)	(1,677)	(1,355)	(1,941)	(2,188)	(7,161)	(2,018)	(1,816)	(2,235)	(2,501)	(8,570)
Net income	(12,431)	(3,733)	(4,407)	(5,297)	(5,093)	(18,530)	(5,493)	(5,228)	(5,894)	(6,593)	(23,208)
per FDS	$(0.46)	$(0.14)	$(0.16)	$(0.20)	$(0.20)	$(0.69)	$(0.21)	$(0.20)	$(0.22)	$(0.25)	$(0.89)
Fully diluted shares (FDS)	27,000	27,239	27,258	26,558	25,893	26,737	26,046	26,129	26,200	26,300	26,169

Reconciliation of Non-GAAP Financial Information to GAAP measures:
Restaurant operating income	(19,578)	(5,899)	(6,297)	(7,629)	(7,451)	(27,276)	(7,809)	(7,181)	(8,379)	(9,344)	(32,713)
Add: Minority interest	—	—	—	—	—	—	—	—	—	—	—
Less: Preopening expenses	—	—	—	—	—	—	—	—	—	—	—
Less: Partner investment expense	—	—	—	—	—	—	—	—	—	—	—

Income from operations	(19,578)	(5,899)	(6,297)	(7,629)	(7,451)	(27,276)	(7,809)	(7,181)	(8,379)	(9,344)	(32,713)

Concept: P.F. Chang’s China Bistro
Supplemental Financial Information - Forecast

	53 weeks										Forecast
	2003	2004	2005	1Q06	2Q06	3Q06	4Q06	2006	1Q07A	2Q07A	3Q07	4Q07	2007

Units	97	115	131	133	137	142	152	152	153	157	163	171	171
Sales weeks	4,494	5,613	6,266	1,720	1,751	1,796	1,920	7,187	1,979	2,028	2,082	2,205	8,294
AWS	108,280	108,938	107,757	108,677	104,914	102,930	104,713	105,265	104,592	102,615	100,672	100,849	102,143
Comp sales change	5.1%	3.0%	1.2%	1.3%	-1.0%	-0.5%	-0.9%	-0.3%	-2.5%	-1.3%	-1.3%	-1.9%	-1.6%
Revenues	486,609	611,468	675,204	186,924	183,705	184,914	201,091	756,634	207,028	208,174	209,600	222,372	847,174
per FDS	$18.54	$23.01	$25.01	$6.86	$6.74	$6.96	$7.77	$28.30	$7.95	$7.97	$8.00	$8.46	$32.37

Operating costs
Cost of sales	136,983	173,128	187,073	51,771	49,810	50,131	54,855	206,567	56,781	56,696	57,011	60,930	231,418
Labor	157,414	200,157	221,126	62,652	60,753	59,959	63,733	247,097	69,312	69,827	69,797	74,272	283,208
Operating	65,792	84,781	100,199	27,897	28,653	28,306	30,609	115,465	31,684	32,194	32,069	33,801	129,748
Occupancy	25,533	31,896	34,700	9,859	9,928	10,307	10,589	40,683	11,217	11,598	11,600	12,200	46,615
Minority interest	7,360	9,177	7,118	1,733	1,753	1,717	1,790	6,993	1,333	837	629	667	3,466
General and administrative	26,147	30,051	15,512	5,117	5,319	4,773	5,294	20,503	5,927	5,907	6,100	6,400	24,334
Depreciation & amortization	19,414	24,778	30,093	8,096	8,220	8,831	9,304	34,451	9,483	10,054	10,350	11,200	41,087
Restaurant operating income	47,966	57,500	79,383	19,799	19,269	20,890	24,917	84,875	21,291	21,061	22,044	22,902	87,298

Development costs
Preopening expenses	6,981	5,843	6,028	1,066	1,575	2,355	3,008	8,004	1,256	1,790	2,900	2,260	8,206
Partner investment expense	3,941	15,075	3,526	426	570	956	1,523	3,475	(1,926)	(753)	—	—	(2,679)

Other expenses
Interest income, net and other income	(461)	(612)	(251)	—	—	51	204	255	(51)	(20)	—	—	(71)
Provision for income taxes	12,522	10,796	21,690	5,432	4,024	4,701	6,321	20,478	5,915	5,168	5,265	5,677	22,025
Net income	24,983	26,398	48,390	12,875	13,100	12,827	13,861	52,663	16,097	14,876	13,879	14,965	59,817

per FDS	$0.95	$0.99	$1.79	$0.47	$0.48	$0.48	$0.54	$1.97	$0.62	$0.57	$0.53	$0.57	$2.29

Fully diluted shares (FDS)	26,250	26,575	27,000	27,239	27,258	26,558	25,893	26,737	26,046	26,129	26,200	26,300	26,169

Revenues	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Cost of sales	28.2%	28.3%	27.7%	27.7%	27.1%	27.1%	27.3%	27.3%	27.4%	27.2%	27.2%	27.4%	27.3%
Labor	32.3%	32.7%	32.7%	33.5%	33.1%	32.4%	31.7%	32.7%	33.5%	33.5%	33.3%	33.4%	33.4%
Operating	13.5%	13.9%	14.8%	14.9%	15.6%	15.3%	15.2%	15.3%	15.3%	15.5%	15.3%	15.2%	15.3%
Occupancy	5.2%	5.2%	5.1%	5.3%	5.4%	5.6%	5.3%	5.4%	5.4%	5.6%	5.5%	5.5%	5.5%
Minority interest	1.5%	1.5%	1.1%	0.9%	1.0%	0.9%	0.9%	0.9%	0.6%	0.4%	0.3%	0.3%	0.4%
General and administrative	5.4%	4.9%	2.3%	2.7%	2.9%	2.6%	2.6%	2.7%	2.9%	2.8%	2.9%	2.9%	2.9%
Depreciation & amortization	4.0%	4.1%	4.5%	4.3%	4.5%	4.8%	4.6%	4.6%	4.6%	4.8%	4.9%	5.0%	4.8%

Restaurant operating income	9.9%	9.4%	11.8%	10.6%	10.5%	11.3%	12.4%	11.2%	10.3%	10.1%	10.5%	10.3%	10.3%

Preopening expenses	1.4%	1.0%	0.9%	0.6%	0.9%	1.3%	1.5%	1.1%	0.6%	0.9%	1.4%	1.0%	1.0%
Partner investment expense	0.8%	2.5%	0.5%	0.2%	0.3%	0.5%	0.8%	0.5%	-0.9%	-0.4%	0.0%	0.0%	-0.3%
Interest income, net and other income	-0.1%	-0.1%	0.0%	0.0%	0.0%	0.0%	0.1%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Provision for income taxes	2.6%	1.8%	3.2%	2.9%	2.2%	2.5%	3.1%	2.7%	2.9%	2.5%	2.5%	2.6%	2.6%

Net income	5.1%	4.3%	7.2%	6.9%	7.1%	6.9%	6.9%	7.0%	7.8%	7.1%	6.6%	6.7%	7.1%

Reconciliation of Non-GAAP Financial Information to GAAP measures:
Restaurant operating income	47,966	57,500	79,383	19,799	19,269	20,890	24,917	84,875	21,291	21,061	22,044	22,902	87,298
Add: Minority interest	7,360	9,177	7,118	1,733	1,753	1,717	1,790	6,993	1,333	837	629	667	3,466
Less: Preopening expenses	(6,981)	(5,843)	(6,028)	(1,066)	(1,575)	(2,355)	(3,008)	(8,004)	(1,256)	(1,790)	(2,900)	(2,260)	(8,206)
Less: Partner investment expense	(3,941)	(15,075)	(3,526)	(426)	(570)	(956)	(1,523)	(3,475)	1,926	753	—	—	2,679

Income from operations	44,404	45,759	76,947	20,040	18,877	19,296	22,176	80,389	23,294	20,861	19,773	21,309	85,237

Concept: Pei Wei Asian Diner
Supplemental Financial Information - Forecast

	53 weeks										Forecast
	2003	2004	2005	1Q06	2Q06	3Q06	4Q06	2006	1Q07A	2Q07A	3Q07	4Q07	2007

Units	33	53	77	81	88	97	107	107	116	126	137	144	144
Sales weeks	1,255	2,318	3,231	1,031	1,089	1,207	1,334	4,661	1,446	1,560	1,698	1,866	6,570
AWS	42,476	41,188	41,457	40,435	38,822	38,201	37,598	38,668	39,177	37,592	36,969	37,250	37,685
Comp sales change	0.3%	2.0%	4.0%	-2.0%	-3.9%	-1.5%	-0.7%	-2.0%	0.5%	1.0%	0.8%	0.8%	0.8%
Revenues	53,308	95,473	133,949	41,689	42,276	46,110	50,155	180,230	56,656	58,649	62,774	69,509	247,588
per FDS	$2.03	$3.59	$4.96	$1.53	$1.55	$1.74	$1.94	$6.74	$2.18	$2.24	$2.40	$2.64	$9.46

Operating costs
Cost of sales	15,805	27,608	37,561	11,669	11,475	12,823	13,725	49,692	15,851	16,070	17,333	19,204	68,458
Labor	17,842	31,773	45,117	14,285	14,627	16,250	17,515	62,677	19,551	20,480	21,958	24,439	86,428
Operating	7,611	14,450	22,048	6,944	7,557	8,076	8,205	30,782	9,382	10,004	11,968	11,584	42,938
Occupancy	3,381	5,797	8,093	2,634	2,797	3,064	3,230	11,725	3,636	3,963	4,198	4,442	16,239
Minority interest	527	901	1,109	289	280	231	323	1,123	314	284	349	401	1,348
General and administrative	4,019	6,318	6,907	2,299	2,485	2,276	2,327	9,387	3,030	2,878	2,969	2,963	11,840
Depreciation & amortization	2,403	4,377	5,977	1,979	2,064	2,454	2,708	9,205	2,823	3,164	3,363	3,692	13,042
Restaurant operating income	1,720	4,249	7,137	1,590	991	936	2,122	5,639	2,069	1,806	636	2,784	7,295

Development costs
Preopening expenses	1,764	2,137	3,217	603	1,126	1,204	1,350	4,283	1,283	1,506	1,642	1,221	5,652
Partner investment expense	255	2,596	1,274	(226)	355	531	236	896	525	285	605	385	1,800

Other expenses
Interest income, net and other income	(5)	—	(15)	(3)	(33)	(4)	55	15	6	(22)	—	—	(16)
Provision for income taxes	(98)	(141)	824	377	(107)	(213)	178	235	69	10	(443)	324	(40)
Net income	(196)	(343)	1,837	839	(350)	(582)	303	210	186	27	(1,168)	854	(101)

per FDS	$(0.01)	$(0.01)	$0.07	$0.03	$(0.01)	$(0.02)	$0.01	$0.01	$0.01	$—	$(0.04)	$0.03	$(0.00)

Fully diluted shares (FDS)	26,250	26,575	27,000	27,239	27,258	26,558	25,893	26,737	26,046	26,129	26,200	26,300	26,169

Revenues	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Cost of sales	29.6%	28.9%	28.0%	28.0%	27.1%	27.8%	27.4%	27.6%	28.0%	27.4%	27.6%	27.6%	27.6%
Labor	33.5%	33.3%	33.7%	34.3%	34.6%	35.2%	34.9%	34.8%	34.5%	34.9%	35.0%	35.2%	34.9%
Operating	14.3%	15.1%	16.5%	16.7%	17.9%	17.5%	16.4%	17.1%	16.6%	17.1%	19.1%	16.7%	17.3%
Occupancy	6.3%	6.1%	6.0%	6.3%	6.6%	6.6%	6.4%	6.5%	6.4%	6.8%	6.7%	6.4%	6.6%
Minority interest	1.0%	0.9%	0.8%	0.7%	0.7%	0.5%	0.6%	0.6%	0.6%	0.5%	0.6%	0.6%	0.5%
General and administrative	7.5%	6.6%	5.2%	5.5%	5.9%	4.9%	4.6%	5.2%	5.3%	4.9%	4.7%	4.3%	4.8%
Depreciation & amortization	4.5%	4.6%	4.5%	4.7%	4.9%	5.3%	5.4%	5.1%	5.0%	5.4%	5.4%	5.3%	5.3%

Restaurant operating income	3.2%	4.5%	5.3%	3.8%	2.3%	2.0%	4.2%	3.1%	3.7%	3.1%	1.0%	4.0%	2.9%

Preopening expenses	3.3%	2.2%	2.4%	1.4%	2.7%	2.6%	2.7%	2.4%	2.3%	2.6%	2.6%	1.8%	2.3%
Partner investment expense	0.5%	2.7%	1.0%	-0.5%	0.8%	1.2%	0.5%	0.5%	0.9%	0.5%	1.0%	0.6%	0.7%
Interest income, net and other income	0.0%	0.0%	0.0%	0.0%	-0.1%	0.0%	0.1%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Provision for income taxes	-0.2%	-0.1%	0.6%	0.9%	-0.3%	-0.5%	0.4%	0.1%	0.1%	0.0%	-0.7%	0.5%	0.0%

Net income	-0.4%	-0.4%	1.4%	2.0%	-0.8%	-1.3%	0.6%	0.1%	0.3%	0.0%	-1.9%	1.2%	0.0%

Reconciliation of Non-GAAP Financial Information to GAAP measures:
Restaurant operating income	1,720	4,249	7,137	1,590	991	936	2,122	5,639	2,069	1,806	636	2,784	7,295
Add: Minority interest	527	901	1,109	289	280	231	323	1,123	314	284	349	401	1,348
Less: Preopening expenses	(1,764)	(2,137)	(3,217)	(603)	(1,126)	(1,204)	(1,350)	(4,283)	(1,283)	(1,506)	(1,642)	(1,221)	(5,652)
Less: Partner investment expense	(255)	(2,596)	(1,274)	226	(355)	(531)	(236)	(896)	(525)	(285)	(605)	(385)	(1,800)

Income from operations	228	417	3,755	1,502	(210)	(568)	859	1,583	575	299	(1,262)	1,579	1,191

Concept: Taneko Japanese Tavern
Supplemental Financial Information - Forecast

								Forecast
	1Q06	2Q06	3Q06	4Q06	2006	1Q07A	2Q07A	3Q07	4Q07	2007

Units				1	1	1	1	1	1	1
Sales weeks				13	13	13	13	13	13	52
AWS				57,077	57,077	55,538	45,077	45,000	50,000	48,904
Comp sales change
Revenues				742	742	722	586	585	650	2,543
per FDS				$0.03	$0.03	$0.03	$0.02	$0.02	$0.02	$0.10

Operating costs
Cost of sales	—	—	—	323	323	283	245	246	273	1,047
Labor	—	—	—	339	339	371	358	293	325	1,347
Operating	—	—	—	162	162	128	238	205	195	766
Occupancy	—	—	—	49	49	55	54	45	49	203
Minority interest	—	—	—	—	—	—	—	—	—	—
General and administrative	217	217	262	186	882	228	122	181	195	726
Depreciation & amortization	—	—	—	70	70	101	106	83	91	381
Restaurant operating income	(217)	(217)	(262)	(387)	(1,083)	(444)	(537)	(468)	(478)	(1,927)

Development costs
Preopening expenses	25	116	233	52	426	1	—	—	—	1
Partner investment expense	—	—	—	—	—	—	—	—	—	—

Other expenses
Interest income, net and other income	—	—	—	—	—	—	—	—	—	—
Provision for income taxes	(74)	(78)	(133)	(133)	(418)	(120)	(139)	(129)	(131)	(519)
Net income	(168)	(255)	(362)	(306)	(1,091)	(325)	(398)	(339)	(347)	(1,409)

per FDS	$(0.01)	$(0.01)	$(0.01)	$(0.01)	$(0.04)	$(0.01)	$(0.02)	$(0.01)	$(0.01)	$(0.05)

Fully diluted shares (FDS)	27,239	27,258	26,558	25,893	26,737	26,046	26,129	26,200	26,300	26,169

Revenues				100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Cost of sales				43.5%	43.5%	39.2%	41.8%	42.1%	42.0%	41.2%
Labor				45.7%	45.7%	51.4%	61.1%	50.1%	50.0%	53.0%
Operating				21.8%	21.8%	17.7%	40.6%	35.0%	30.0%	30.1%
Occupancy				6.6%	6.6%	7.6%	9.2%	7.7%	7.5%	8.0%
Minority interest				0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
General and administrative				25.1%	118.9%	31.6%	20.8%	30.9%	30.0%	28.5%
Depreciation & amortization				9.4%	9.4%	14.0%	18.1%	14.2%	14.0%	15.0%

Restaurant operating income				-52.2%	-146.0%	-61.5%	-91.6%	-80.0%	-73.5%	-75.8%

Preopening expenses				7.0%	57.4%	0.1%	0.0%	0.0%	0.0%	0.0%
Partner investment expense				0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Interest income, net and other income				0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Provision for income taxes				-17.9%	-56.3%	-16.6%	-23.7%	-22.1%	-20.2%	-20.4%

Net income				-41.2%	-147.0%	-45.0%	-67.9%	-57.9%	-53.4%	-55.4%

Reconciliation of Non-GAAP Financial Information to GAAP measures:
Restaurant operating income	(217)	(217)	(262)	(387)	(1,083)	(444)	(537)	(468)	(478)	(1,927)
Add: Minority interest	—	—	—	—	—	—	—	—	—	—
Less: Preopening expenses	(25)	(116)	(233)	(52)	(426)	(1)	—	—	—	(1)
Less: Partner investment expense	—	—	—	—	—	—	—	—	—	—

Income from operations	(242)	(333)	(495)	(439)	(1,509)	(445)	(537)	(468)	(478)	(1,928)